LifeMD®

The Doctor Will See You Now℠

November 2022


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Important Cautions Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: "believe," "expect," "anticipate," "project," "should," "plan," "will," "may," "intend," "estimate," predict," "continue," and "potential," or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, "Risk Factors" identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (*e.g.*, prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative, and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.

Our Mission

Empower people to live healthier lives by increasing access to affordable, high quality virtual and in-home healthcare

LifeMD At A Glance

A transformational year, including new brands and partnerships, heightened focus on subscription-based virtual care platform, and expected year-end adjusted EBITDA profitability.

$125m
2022E Revenue

650k[1]
Patient Consultations

200+
Conditions Treated

130+
Patient Care FTE's

149%
'21 Revenue Growth

$2m
EBITDA Q4 '22E

$15/mo
Primary Care Subscription[2]

80%
Q2 '22 Telehealth Gross Margin

~5,000
Virtual Primary Care Patients Q4 '22E

OUR BRANDS

LifeMD® cleared® NAVA MD Clinical Skincare REX MD® SHAPIRO MD® HAIR GROWTH EXPERTS

1. 600K patient consultations since inception as of 9/30/2022.
2. Platform fee, excluding costs for virtual consultations.

Our Patient-Centric Approach

LifeMD's integrative platform elevates the healthcare experience with seamless, end-to-end care spanning diagnosis, medication delivery, and ongoing care. Our patients receive care that is thoughtful, convenient, and affordable.

Powered and delivered by LifeMD's robust tech stack; growing, affiliated provider network; and patient care experts.


LifeMD
Welcome to LifeMD
Let's get started.
Choose one of our providers:
California
Dr. Payel Gupta
Dr. Gupta is triple board certified and holds certifications from the American Board of Allergy and Immunology, the American Board of Internal Medicine, and the American Board of Pediatrics. She has a strong interest in global health and has volunteered her clinical skills in Liberia, Nepal and India, Haiti, Tanzania, Peru, and Honduras.

Virtual Care

Comprehensive care including primary care, urgent care, and chronic condition management.

Diagnostics

Technology-enabled results with advanced triage powered by:

- ML-powered symptom checker
- In-home lab testing
- Real-time alerts

Pharmacy

Affordable medications for pickup or home delivery.

Our Growing LifeMD Ecosystem

Powered by Strong Partners & Integrations

- 50-State Telehealth Platform
- Marketing & E-Commerce
- Lab Services
- Pharmacy Adjudication & Cash-Pay Medications
- Data & Analytics
- Customer Service

LifeMD

Facilitating The Future Of Virtual-First, In-Home Healthcare


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Any available doctor
August 2022

Diagnostics & In-Home Labs	Prescription Discount Card
Advanced Symptom Checker	Patient Education
Virtual Consults & Messaging	In Home Health Tools & Wearables[1]
Supplement & Lifestyle Routines	Clinical Specialist Access

1. Planned for launch in 2023.

A Telehealth Platform Trusted By
Over 650k Patients

Best-in-Class Providers

We attract and invest in amazing medical providers that deliver incredible patient experiences.[1]

Marketing & Data Analytics

Deep expertise in performance marketing, supported by a strong data & analytics platform.

Scalable Technology

Our vertically integrated platform is proven to support high volume, 50-state offerings.

1. Medical treatment from licensed providers is provided by "LifeMD Affiliated P.C.s."

Best-In-Class Providers

Health Care Professionals
50 state coverage by LifeMD affiliated doctors and NPs

Multi-State Coverage
75% of clinicians are licensed in 35+ states

Patient-Centric
Always putting patients first



Leadership
Deep experience in virtual and brick-and-mortar primary and urgent care

Treatments
Comprehensive, virtual care for hundreds of conditions

Customer Service
In-house clinical operations team supports medical providers

Medical treatment from licensed providers is provided by "LifeMD Affiliated P.C.s," an affiliated network of medical professional corporations and associations.

Experts In Marketing & Analytics

- **Proprietary technology platform** that enables flexible acquisition strategies
- **~130 person** call center in Greenville, SC that drives new acquisition and high touch patient care
- Custom built analytics platform that enables **real-time** reporting and decision making



Meds
escribed
Online
REX MD
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NAVA
Get the Best
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Appointments on
Your Time

LifeMD

Proprietary & Scalable Tech Stack

- Designed to support a diverse portfolio of **DTC and B2B telehealth** product and service offerings
- Integrations with Quest, LabCorp (Q4 '22), EMR, multiple pharmacies, in-home tools, symptom checker, prescription discount card, and more
- Designed with a compliance-first mindset, adhering to HIPAA standards with real-time monitoring tools


Pharmacy
My Pharmacy
My Pharmacy

Our Brands

~$250B market size

LifeMD

Primary Care

Primary care, urgent care, chronic condition management, and wellness.

~$44B market size

NAVA MD Clinical Skincare

Dermatology

Dermatology treatment, prescription medications, and patented[1] OTC products.

~$13.5B market size

cleared.

Allergy & Asthma

Treatment, prescription medications, and OTC offering for allergy, asthma, and immunology.

>$5.1B market size

REX MD®

Men's Health

Discreet and fast treatment, prescription medications, and OTC products for E.D., sleep, pain, and more.

~$2.8B market size

SHAPIRO MD® HAIR GROWTH EXPERTS

Hair Loss

Treatment, prescription medications, and patented OTC products for male and female hair loss.

1. Patented OTC products licensed from Restorsea.

Rapidly Expanding Telehealth Presence

2019 — DTC Telemedicine

- Subscription-based treatment+Rx offerings
- Established, wholly-owned brands with large customer base
- E.D., pain, dermatology, insomnia, allergy & asthma

2021 — Virtual Primary Care

- Services include primary care, urgent care, and chronic condition management
- Supported by affiliated 50-state Medical Group
- Integrated with Quest, Labcorp, and GetLabs

2022 — B2B Solutions

- Digital front-door strategies for healthcare product companies
- Telehealth services for payors and employers
- Zero-cost patient flow for LifeMD platform

LifeMD

Virtual Primary Care (VPC) Has Hit Its Stride And Is Rapidly Expanding


End of Period VPC Patients
VPC Patients
6000
5000
4000
3000
2000
1000
0
45
101
420
1,000
2,400
5,000
Apr-22
May-22
Jun-22
Jul-22
Q3 22
Q4 22E

Early Mover Advantage, Supported By A Patient-Centric Approach, Has Enabled Incredible Growth

$122M-$128M
2022 Revenue Forecast

149%
YoY Revenue Growth in '21

650K+
Patients & Customers To-Date



$13M
$37M
$93M
$122M-$128M
2019A
2020A
2021P
2022E
198%
149%
35%

LifeMD+

Meaningful Improvement in Cash Burn & Bottom-Line Performance; Consolidated Profitability by Q4 '22



Consolidated Adjusted EBITDA ($ millions)
$5.0
$0.0
-$5.0
-$10.0
-$15.0
-$12.0
-$9.0
-$8.2
-$7.6
-$4.3
Apr.
-$1.6
May
-$1.0
Jun.
-$6.9
-$1.0
$2.0
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022E

Note: Consolidated Adjusted EBITDA includes Telehealth and WorkSimpli results.

Rapidly Accelerating Gross Margins And Increasing Leverage On Marketing Spend Driving Pathway To Profitability



Telehealth Gross Margin %
80%
78%
76%
74%
72%
70%
68%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022



Marketing Cost as % of Sales
Net Revenue ($ Millions)
35
32
29
26
23
20
125%
100%
75%
50%
25%
0%
100%
81%
77%
75%
72%
55%
52%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022E

Revenue and marketing cost as % of sales includes Telehealth and WorkSimpli results.

Management Team



Justin Schreiber
Chief Executive Officer



Alex Mironov
President



Marc Benathen
Chief Financial Officer



Stefan Galluppi
Chief Innovation & Marketing Officer



Brad Roberts
Chief Operating Officer



Dr. Tony Puopolo
President, LifeMD Affiliated P.C.'s



James Porte
SVP of Patient Experience



Eric Yecies
General Counsel & Chief Compliance Officer



Dennis Wijnker
Chief Technology Officer



Tameca Brown
VP of Human Resources

Board of Directors



Justin Schreiber
Chairman



Stefan Galluppi



Joseph DiTrolio



Bertrand Velge



Roberto Simon



Naveen Bhatia



John Strawn



Bobby Jindal